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                                                                   EXHIBIT 10.15

                 INTEGRATED BUSINESS SYSTEMS AND SERVICES, INC.

                       NONQUALIFIED STOCK OPTION AGREEMENT

         This Agreement, dated as of May 30, 2000, implements the grant of a nonqualified stock option pursuant to action of the Board of Directors (the "Board") of INTEGRATED BUSINESS SYSTEMS AND SERVICES, INC. (the "Company") to WILLIAM SPENCER MCMASTER (the "Optionee") subject to the terms and conditions set forth below.

         The Company desires to afford the Optionee the opportunity to acquire shares of the Company's common stock, no par value per share ("Stock"), so the Optionee has a proprietary interest in the Company, and the Optionee desires the opportunity to acquire shares of Stock. For purposes of this Agreement, in the event the outstanding shares of Stock are hereafter changed into or exchanged for shares of a different stock or securities of the Company or some other entity, the term "Stock" shall also refer to such other stock or securities. Accordingly, the Company and the Optionee agree as follows:

1. Grant of Option and Purchase Price. The Company, pursuant to action of the Board, hereby grants to the Optionee an Option to purchase a total of fifty thousand, two (50,002) shares of Stock at an exercise price per share of Six and No/100ths ($6.00) Dollars (the "Exercise Price"), such number of shares and Exercise Price being subject to adjustment as provided herein.

2. Expiration of the Option. This Option shall expire ("Expiration Date") on the earlier of (i) ten (10) years from the date hereof or (ii) the date this Option is fully exercised.

3. Vesting, Exercise and Conversion of Option.

         3.1. Option Vesting. This Option shall vest and become exercisable and/or convertible as follows: (i) eight thousand, three hundred thirty-four (8,334) shares on each of November 30, 2000, May 31, 2001, and May 31, 2002, and
(ii) twenty-five thousand (25,000) shares on November 30, 2001. Notwithstanding any provision in this Agreement to the contrary, all unvested options granted pursuant to this Agreement shall immediately vest and become fully exercisable and/or convertible and remain exercisable and/or convertible throughout their entire term (a) upon termination of Optionee's employment pursuant to Section 5(b) of that certain Employment Agreement dated as of May 30, 2000 by and between the Company and the Optionee, and (b) upon the occurrence of a "Change in Control" of the Company as defined herein.

For purposes of this Agreement, the term "Change in Control" shall mean that any one of the following events shall have occurred: (i) a person, partnership, joint venture, corporation or other entity, or two or more of any of the foregoing acting as a group (or a "person" within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), other than the Company, a majority-owned subsidiary of the Company, an employee benefit plan (or related trust) of the Company or such subsidiary, (A) directly or indirectly become(s) after the effective date

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of grant of the stock options hereunder the "beneficial owner" (as defined in
Rule 13(d)(3) under the 1934 Act) of 15% or more of the then outstanding voting securities of the Company, or (B) makes a tender offer for 15% or more of the outstanding voting securities of the Company; or (ii) individuals who constitute a majority of the Board at the effective date hereof, or individuals elected or nominated directly or indirectly by at least a majority of such current directors, no longer constitute a majority of the members of the Board; or (iii) the Company enters into (A) a plan of complete liquidation of the Company; or
(B) an agreement for the sale or disposition of all or substantially all of the Company's assets (other than to a subsidiary of the Company); or (C) a merger, consolidation, or reorganization of the Company with or involving any other corporation, other than a merger, consolidation, or reorganization that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least seventy-five percent (75%) of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after such merger, consolidation or reorganization. Vested portions of this Option may be exercised at any time, in whole or in part, before the Expiration Date.

         3.2. Option Exercise.

         (a) This Option may be exercised by (i) delivery to the Company at its principal office a written notice of exercise with respect to a specified number of shares of Stock and (ii) payment to the Company at that office of the full amount of the Exercise Price for such number of shares in accordance with
Section 3.2 (b). If requested by the Optionee, this Option may be exercised with the involvement of a stockbroker in accordance with the federal margin rules set forth in Regulation T (in which case the certificates representing the underlying shares will be delivered by the Company directly to the stockbroker).

         (b) The Exercise Price is to be paid in full in cash upon the exercise of this Option and the Company shall not be required to deliver certificates for the shares purchased until such payment has been made; provided, however, that
(i) in lieu of cash, all or any portion of the Exercise Price may be paid by tendering to the Company shares of Stock duly endorsed for transfer and owned by the Optionee, or by authorization to the Company to withhold shares of Stock otherwise issuable upon exercise of the Option, in each case to be credited against the Exercise Price at the Fair Market Value (as defined herein) of such shares on the date of exercise (however, no fractional shares may be so transferred, and the Company shall not be obligated to make any cash payments in consideration of any excess of the aggregate Fair Market Value of shares transferred over the aggregate Exercise Price); and (ii) in lieu of cash or shares of Stock, all or a portion of the Exercise Price may be paid by the Optionee's execution of a recourse note equal to the Exercise Price or relevant portion thereof. The Option shall be deemed exercised and the shares of Stock purchased thereby shall be deemed issued as of the date such payment is received by the Company.

         3.3 Conversion of Option. In lieu of the exercise of this all or any portion of this Option pursuant to Section 3.2 above, the Optionee may convert all or a portion of this Option by the surrender of this Option Agreement and delivery of the Notice of Conversion form attached hereto,

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duly executed, at the principal executive offices of the Company into shares of
Stock as provided in this Section 3.3. Upon exercise of this conversion right, the Optionee shall be entitled to receive, and shall promptly (but in no event more than 10 days after such delivery) receive, that number of shares of Stock equal to the quotient obtained by dividing [(A-B)(X)] by (A), where:

A        =        the current Fair Market Value (as defined herein) of one
                  share of Stock on the date of conversion of this Option.

B        =        the Exercise Price for one share of Stock under this Option.

X        =        the number of shares of Stock with respect to which this
                  Option is being converted.

         If the above calculation results in a negative number, then no shares of Stock shall be issued or issuable upon conversion of this Option.

         By way of illustration, if the Exercise Price is $10.00 per share of Stock, the current Fair Market Value is $20.00 per share of Stock, and the Option is being converted with respect to 100,000 shares of Stock, then 50,000 shares of Stock would be issued on conversion [($20.00 - $10.00) x 100,000 divided by $20.00 = 50,000] and the number of shares of Stock issuable upon exercise of the Option would be reduced by 100,000.

         As used in this Agreement, the term "Fair Market Value" shall mean on any date (i) where the Stock is listed for trading on a stock exchange or over the counter market, the closing price of the Stock on the stock exchange or over the counter market which is the principal trading market for the Stock, or (ii) where the Stock is not listed for trading on a stock exchange or over the counter market, the value which is determined by the Board to be the fair value of the Stock, taking into consideration all factors that the Board deems appropriate, including, without limitation, recent sale and offer prices of the Stock in private transactions negotiated at arm's length.

4. Transferability of Option. This Option and all rights hereunder may not be sold, transferred, assigned, pledged or hypothecated, except in accordance with the prior written consent of the Company. This Option is exchangeable, without expense, at the option of the holder, upon presentation and surrender hereof at the principal executive offices of the Company, for other options of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Except as limited herein, this Option and all rights hereunder are transferable by the holder hereof in person or by duly authorized attorney on the books of the Company upon surrender of this Option at the principal executive offices of the Company, together with the Assignment form attached hereto duly executed. Absent any such transfer, the Company may deem and treat the registered holder of this Option at any time as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.

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5. Antidilution.

         5.1 In case at any time after the date of this Agreement (i) the Company issues any shares of its capital stock in a reclassification of the outstanding Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), or
(ii) the outstanding shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company or other entity by reason of merger, consolidation, reorganization, recapitalization, reclassification, combination or exchange of shares, or forward or reverse stock split, stock dividend, or similar event or (iii) the Company makes any other distribution in kind on shares of its outstanding Stock, or (iv) any spin-off, spin-out or other distribution of assets of the Company materially affects the price of the Company 's stock, then the Exercise Price and the number of shares of Stock purchasable hereunder in effect at the time of the record date for such dividend or of the effective date of such stock split, subdivision, combination, reclassification, distribution, merger, share exchange, consolidation, reorganization, recapitalization, spin-off or spin- out shall be proportionately adjusted so that the holder of the Option exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Option had been exercised immediately prior to such date, such holder would have owned upon such exercise and been entitled to receive by virtue of such event. Such adjustment shall be made successively whenever any event listed above shall occur.

         5.2 Notwithstanding an adjustment in the Exercise Price or in the number of shares of Stock purchasable upon the exercise of the Option pursuant to Section 5.1, the Company shall not be required to issue fractions of shares of Stock upon exercise of the Option or to distribute certificates which evidence fractional shares. In lieu of fractional shares, there shall be paid to the holder of the Option at the time such Option is exercised or converted, as herein provided, an amount in cash equal to the same fraction of the current Fair Market Value of a share of Stock.

         6. Covenants of Company. The Company covenants and agrees that all shares of Stock and, if applicable, other securities that may be issued upon the exercise of the rights represented by this Option will, upon issuance, be fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof (other than taxes in respect of any transfer to a person other than the holder of this Option occurring contemporaneously with such issue). The Company further covenants and agrees that during the period within which the rights represented by this Option may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Stock and, if applicable, other securities to provide for the exercise in full of the rights represented by this Option.

         7. Successors and Assigns. This Option and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and assigns of the Company and the holder hereof. Specifically, all obligations of the Company under this Agreement shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase of all or substantially all of the business and/or assets of the Company, or a merger, consolidation or otherwise. Specifically, in case of any capital reorganization of the Company, or of any

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reclassification of any shares of Stock (other than a change as a result of subdivision or combination), or in case of the consolidation of the Company with or the merger of the Company with any other corporation or entity (other than a consolidation or merger in which (i) the Company is the continuing corporation and (ii) the holders of the shares of Stock immediately prior to such merger or consolidation continue as holders of at least 75% of the outstanding shares of Stock after such merger or consolidation) or of the sale of the properties and assets of the Company as, or substantially as, an entirety to any other corporation or other entity, any unexercised portion of this Option outstanding immediately prior to such event shall after such reorganization, reclassification, consolidation, merger or sale be exercisable, upon the terms and conditions specified herein for or with respect to the number of shares of Stock or other securities or property to which a holder of this Option, upon exercise of such Option immediately prior to such reorganization, reclassification, consolidation, merger or sale, would have been entitled to receive in connection with such reorganization, reclassification, consolidation, merger or sale; and in any such case, if necessary, the provisions set forth in this Section with respect to the rights and interests thereafter of the holder of this Option shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or property thereafter deliverable on the exercise of this Option.

8. Entire Agreement. This Agreement constitutes the entire Agreement between the Optionee and the Company with respect to the Option granted hereunder.

9. Applicable Law. The validity, interpretation, enforcement and performance of this Agreement shall be governed by the laws of the State of South Carolina.

                                 INTEGRATED BUSINESS SYSTEMS AND SERVICES, INC.

                                 By: /s/ HARRY P. LANGLEY
                                     ------------------------------------------

                                     Its: President and Chief Executive Officer
                                          -------------------------------------


                                 OPTIONEE

                                 /s/ WILLIAM S. MCMASTER
                                 ----------------------------------------------
                                 William Spencer McMaster

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                               NOTICE OF EXERCISE

         The undersigned registered holder or assignee of such registered holder of the within Option, hereby elects to purchase ________ shares of Common Stock of the Company, which the undersigned is entitled to purchase under the terms of the within Option, and tenders herewith payment therefor in full. Such shares shall be issued in the name of the undersigned or as otherwise specified below:

                               ------------------
                                     (Name)

                               ------------------
                                    (Address)

         If the shares issuable upon exercise do not constitute all shares issuable as provided in the within Option, a new option agreement of like tenor for the number of shares of Common Stock of the Company not being purchased hereunder shall be issued in the name of the undersigned.


Dated:               , 20         By:
      ---------------    -----       -------------------------------------------
                                                     (Signature)

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                              NOTICE OF CONVERSION

         The undersigned registered holder or assignee of such registered holder of the within Option, pursuant to Section 3.3 of the within Option, instructs and agrees that this Option (or portion therof) be converted into the number of shares of Common Stock of the Company as determined pursuant to Section 3.3 of the within Option, and that the number of shares of Stock issuable pursuant to this Option be reduced by the number of shares of Stock with respect to which this Option is being converted. Shares of Stock issued upon conversion of this Option shall be issued in the name of the undersigned or as specified below:

                               ------------------
                                     (Name)

                               ------------------
                                    (Address)

         If this Option is not converted in full, a new stock option agreement of like tenor for the number of shares of Stock as to which the within Option may be exercised following such conversion shall be issued in the name of the undersigned.


Dated:               , 20         By:
      ---------------    -----       -------------------------------------------
                                                     (Signature)

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                                   ASSIGNMENT

         FOR VALUE RECEIVED ____________________________ hereby sells, assigns, and transfers unto _______________, whose address is __________________________
____________________, the right to purchase _____________ shares of Stock evidenced by the within Option, and does hereby irrevocably constitute and appoint ___________________ Attorney to transfer such right on the books of the Company, with full power of substitution.

Dated:                         , 20
      -------------------------    -------



                                           -------------------------------------
                                                     (Signature)

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